Slide:  1    “To Serve All People During the End of Life’s Journey”

Slide:  2  Title:  FORWARD-LOOKING STATEMENTS  Body:  Certain statements contained in this presentation are forward-looking statements within the meaning of the federal securities laws.  Such forward-looking statements are based on management’s current expectations and are subject to known and unknown risks, uncertainties and assumptions which may cause the forward-looking events and circumstances discussed in this presentation to differ materially from those anticipated or implied by the forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to, general market conditions; adverse changes in reimbursement levels under Medicare and Medicaid programs; adverse changes in the Medicare payment cap limits and increases in the Company’s estimated Medicare cap contractual adjustment; decline in patient census growth; increases in inflation including inflationary increases in patient care costs; challenges inherent in and potential changes in the Company’s growth and development strategy; our ability to effectively implement the Company’s 2008 operations and development initiatives; the Company’s dependence on patient referral sources and potential adverse changes in patient referral practices of those referral sources; our ability to implement a new integrated billing and clinical management and electronic medical records system; the ability to attract and retain healthcare professionals; increases in the Company’s bad debt expense due to various factors including an increase in the volume of  pre-payment reviews by the Company’s Medicare fiscal intermediaries; adverse changes in the state and federal licensure and certification laws and regulations; adverse results of regulatory surveys; delays in licensure and/or certification; government and private party, legal proceedings and investigations; cost of complying with the terms and conditions of our corporate integrity agreement; adverse changes in the competitive environment in which the Company operates;  changes in state or federal income, franchise or similar tax laws and regulations; adverse impact of natural disasters; changes in our estimate of additional compensation costs under FASB Statement No. 123(R); and the disclosures contained under the headings “Government Regulation and Payment Structure” in “Item 1. Business” and “Item 1A. Risk Factors” of Odyssey’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2007, and its most recent report on Form 10-Q and in its other filings with the Securities and Exchange Commission.  Many of these factors are beyond the ability of the Company to control or predict.  Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of the date hereof.  The Company undertakes no obligation to revise or update any of the forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.

Slide:  3  Title:  ODYSSEY… A LEADER IN HOSPICE CARE    76
Medicare Certified Programs in
30 states    33,226 admissions in 2006    CAGR revenue = 25.1%

Slide:  4  Title:  WHY ODYSSEY?  Body:  Growing recognition of end of life services  Aging population assures increased demand  Strong balance sheet/cash surplus  Compelling operating/growth strategy

Slide:  5  Title:  VALUE PROPOSITION  Body:  Ideally positioned in growing industry  Company is fulfilling documented social need  Sufficient funding to support growth plan and operate in current reimbursement environment  Experienced management team with strong operating background

Slide:  6  Title:  ODYSSEY LOCATIONS  (Gp:) Hospice Office  Inpatient Facility  Corporate Office - Dallas

Slide:  7  Title:  WHAT IS HOSPICE?    More cost effective    Services provided primarily in home    Provides quality of life for terminal patients and families    Focus on physical, emotional and spiritual

Slide:  8  Title:  COVERED BY MEDICARE    Benefit enacted in 1983    Aggregate per beneficiary cap of $21,410    Largest payer at > 90% is Medicare    Six months life expectancy    Paid on per diem basis based on level of care

Slide:  9  Title:  PATIENTS BY DIAGNOSIS IN THE INDUSTRY    Heart Disease    12.2%    20%    8.9%    46%    8.2%    Other    Dementia    Cancer    Lung Disease    Kidney Disease 3.1%    Liver Disease 1.6%

Slide:  10  Title:  HOSPICE TYPES    SNF-based1%    Home   Health-based    23%    19%    57%    Hospital-based    Free Standing

Slide:  11  Title:  RAPIDLY GROWING MARKET    Hospice Medicare Expenditures  ($ in billions)    $2.9    $3.6    $4.5    $5.7    $8.5    FY 2000    FY 2001    FY 2002    FY 2003    FY 2006    $6.9    FY 2004    $8.2    FY 2005

Slide:  12  Title:  MARKET OPPORTUNITY    Sudden Death/Other    Hospice Patients Served    41%    2.5 million deaths annually in U.S.    42%    Estimated Under-Served Market    17%

Slide:  13  Title:  PROGRAMS EXCEEDING CAP    2002    2005    2003    Number of hospices  Percent of hospices    220    2004    150    60    98    2.6%    4.1%    5.8%    7.8%

Slide:  14  Title:  MEDICARE CAP LIABILITY    2002    2005    2003    ($ in millions)    $166    2004    $112    $28    $65

Slide:  15  Title:  GROWTH IN HOSPICE PROGRAMS    2002    2005    2003    (Number of hospices)    2,809    2004    2,580    2,286    2,401

Slide:  16  Title:  NUMBER OF NEW MEDICARE-PARTICIPATING HOSPICES EXCEEDS VOLUNTARY CLOSURES    2000    300  250  200  150  100  50  0    New entrants  Voluntary closures    2001    2002    2003    2004    2005    2006

Slide:  17  Body:  Management of Medicare cap  Title:  STRATEGIC FOCUS

Slide:  18  Title:  MANAGEMENT OF MEDICARE CAP  Body:  Consolidation of programs  Inpatient unit development  Market for a more balanced patient mix  Closed programs

Slide:  19  Title:  ODYSSEY’S MEDICARE  CAP EXPENSE TREND    2006*    Q307    Q107    1.1%    Q207    2.0%    3.6%    1.9%      * 2006 not adjusted for discontinued operations

Slide:  20  Body:  Management of Medicare cap  Strengthen senior management team  Title:  STRATEGIC FOCUS

Slide:  21  Body:  Added in the past two years . . .  President and Chief Executive Officer, Robert Lefton  Senior Vice President and Chief Financial Officer, Dirk Allison  Senior Vice President and Chief Operating Officer,  Craig Goguen  Title:  STRENGTHEN SENIOR  MANAGEMENT TEAM

Slide:  22  Body:  Management of Medicare cap  Strengthen senior management team  Focus on existing footprint  Title:  STRATEGIC FOCUS

Slide:  23  Title:  GROWTH STRATEGY    Growth    Same store growth    De Novos    Acquisitions

Slide:  24  Title:  SAME STORE GROWTH    Continue to refine marketing strategies    Continue offering full spectrum of services to increase market share    Leverage footprint by opening alternate delivery sites

Slide:  25  Body:  Management of Medicare cap  Strengthen senior management team  Focus on existing footprint  Rationalize existing portfolio  Title:  STRATEGIC FOCUS

Slide:  26  Title:  RATIONALIZE EXISTING PORTFOLIO    Closed 11 programs    Reasons for closure:  Competitive position  Market size  Medicare cap

Slide:  27  Body:  Management of Medicare cap  Strengthen senior management team  Focus on existing footprint  Rationalize existing portfolio  Implement more sophisticated sales and marketing strategy  Title:  STRATEGIC FOCUS

Slide:  28  Title:  IMPLEMENT MORE SOPHISTICATED SALES AND MARKETING STRATEGY  Body:  Hired Regional Sales Manager  Revamped CER bonus plan  Developed detailed marketing plan for major markets

Slide:  29  Body:  Management of Medicare cap  Strengthen senior management team  Focus on existing footprint  Rationalize existing portfolio  Implement more sophisticated sales and marketing strategy  Inpatient program development  Title:  STRATEGIC FOCUS

Slide:  30  Title:  INPATIENT PROGRAM DEVELOPMENT    Two strategies  Medicare cap – acute, short stay patients  Grow market share – create differentiation    One to two new projects per year    Opening losses approximating $700,000

Slide:  31  Title:  STRATEGIC FOCUS  Body:  Management of Medicare cap  Strengthen senior management team  Focus on existing footprint  Rationalize existing portfolio  Implement more sophisticated sales and marketing strategy  Inpatient program development  Investment in information systems

Slide:  32  Title:  INVESTMENT IN  INFORMATION SYSTEMS  Body:  Implemented new billing system  In process of implementing new sales and marketing system  Testing advanced clinical systems

Slide:  33    FINANCIAL SUMMARY

Slide:  34    2002    2003    2004    2006    2005    Q307    Q306    2001  Title:  NET REVENUE GROWTHFROM CONTINUING OPERATIONS    CAGR = 25.1%     $130.2    $194.3    $267.9    $333.3    $399.0    $369.2    $104.3    $100.2    ($ in millions)

Slide:  35  Title:  ADMISSIONS FROM CONTINUING OPERATIONS    15,969    21,764    26,330    30,084    33,226    32,347    8,014    7,960    2001    2002    2003    2004    2006    2005    Q307    Q306

Slide:  36  Title:  AVERAGE LENGTH OF STAYFROM CONTINUING OPERATIONS    74    79    82    86    90    86    2003    2004    2006    2005    Q307    Q306    (Days)

Slide:  37  Title:  AVERAGE DAILY CENSUS  FROM CONTINUING OPERATIONS    3,044    4,404    5,878     7,206    8,085    7,664    8,074    8,149    2001    2002    2003    2004    2006    2005    Q307    Q306

Slide:  38  Title:  ODYSSEY’S MEDICARE CAP EXPENSE    $0    $118    $1,322    $1,573    $14,436    $7,871    $1,145    $3,478    2001    2002    2003    2004    2006    2005    Q307    Q306    ($ in thousands)

Slide:  39  Title:  ODYSSEY’S MEDICARE CAP EXPENSE(a)    0%    0.1%    0.5%     0.5%    3.4%    2.1%    1.1%    3.3%    2001    2002    2003    2004    2006    2005    Q307    Q306    (a)   Percent of gross patient service revenue.

Slide:  40  Title:  INCOME FROM CONTINUING OPERATIONS    (a)   Excludes charge for settlement with Department of Justice of $9.6 million, net of tax.   A reconciliation of GAAP to non-GAAP financial measures are available on the Investor Relations page of Odyssey’s website at www.odsyhealth.com.      $30.1(a)    $12.9    $21.4    $30.5    $33.4    $22.0    $3.2    $6.0    2001    2002    2003    2004    2006    2005    Q307    Q306    ($ in millions)

Slide:  41  Title:  NET CASH FROM CONTINUING OPERATIONS      * Exclusive of $13 million for Department of Justice payment    $27.6    $47.1    $45.6*    $47.9*    $8.3    $3.2    2003    2004    2006    2005    Q307    Q306    ($ in millions)

Slide:  42  Title:  VALUE PROPOSITION  Body:  Ideally positioned in growing industry  Company is fulfilling documented social need  Sufficient funding to support growth plan and operate in current reimbursement environment  Experienced management team with strong operating background

Slide:  43   “To Serve All People During the End of Life’s Journey”